UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2019

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Strategic Asset Leasing Inc.

(Exact name of registrant as specified in its charter)

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Wyoming	000-16426	00000000
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1740H Dell Range Blvd. #166
Cheyenne, Wyoming 82009

(Address of Principal Executive Offices) (Zip Code)

908-312-1014

(Registrant’s telephone number, including area code)

1020 Brookstown Avenue, Suite 30
Winston Salem, NC 27101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2019 William Lieberman resigned as an officer and director of the company.

On February 4, 2019 Denis Bolbat was appointed as director and CEO of the company.

On February 6, 2020 Denis Bolbat resigned as an officer and director of the company.

On February 6, 2020 Jason Tucker was appointed as director and CEO of the company. Mr. Tucker has 15 years experience in Business Development, Project Management, Account Management and Sales Engineering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Strategic Asset Leasing Inc.

By	/s/ Jason Tucker
Name: Jason Tucker Title: Chief Executive Officer

Date:  June 3, 2020